U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PREDICTIVE ONCOLOGY INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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☒	No fee required
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SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2020

Predictive Oncology Inc.

(Exact name of registrant as specified in charter)

Delaware	001-36790	33-1007393
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2915 Commers Drive, Suite 900

Eagan, Minnesota 55121

(Address of principal executive offices)

(651) 389-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 8.01	Other Events.

On December 2, 2020, Predictive Oncology Inc. (the “Company”) issued a press release announcing that the special meeting of the Company’s stockholders (the “Special Meeting”) held December 1, 2020 was convened and adjourned without any business being conducted due to the fact that quorum was not achieved. The Special Meeting will be reconvened December 30, 2020 at 3 p.m. CST and will be conducted via live audio webcast at www.virtualshareholdermeeting.com/POAI2020SM, so as to allow more opportunity for stockholders to vote on all proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (SEC) on November 3, 2020.

A copy of the press release announcing the adjournment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 2, 2020

(Signature page follows)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 2, 2020

PREDICTIVE ONCOLOGY INC.

By:	/s/ Bob Myers
Bob Myers
Chief Financial Officer

Predictive Oncology Announces Adjournment of Special Meeting

- Scheduled to Reconvene on December 30, 2020 -

December 2, 2020

NEW YORK, December 2, 2020 (GLOBE NEWSWIRE) -- Predictive Oncology (NASDAQ: POAI), a knowledge-driven company focused on applying artificial intelligence (“AI”) to personalized medicine and drug discovery, today announced that its virtual Special Meeting of Stockholders, scheduled for December 1, 2020, was convened and adjourned without any business being conducted due to the fact that quorum was not achieved. The Special Meeting will be reconvened December 30, 2020 at 3 p.m. CST and will be conducted via live audio webcast at www.virtualshareholdermeeting.com/POAI2020SM, so as to allow more opportunity for stockholders to vote on all proposals described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (SEC) on November 3, 2020.

The record date for the Special Meeting remains October 28, 2020. Stockholders of record may vote at the reconvened Special Meeting, vote by proxy using the proxy card enclosed with the Company’s definitive proxy statement, vote by proxy via facsimile, email or on the Internet. Whether or not stockholders of record plan to attend the reconvened Special Meeting, the Company’s Board of Directors and management urge them to vote by proxy to ensure their vote is counted. Stockholders who have previously submitted their proxy or otherwise voted and who do not want to change their vote need not take any action.

A copy of the Company’s proxy statement as previously filed with the SEC is available at no charge on the SEC website at www.sec.gov. In addition, copies of the proxy statement and other documents may be obtained free of charge by accessing the Company’s website at https://investors.predictive-oncology.com/ or by contacting the Company’s Corporate Secretary at (651) 389-4806 or by mail to Corporate Secretary, Predictive Oncology Inc., 2915 Commers Drive, Suite 900, Eagan, MN 55121.

YOUR PARTICIPATION IS IMPORTANT - PLEASE VOTE TODAY!

About Predictive Oncology Inc.

Predictive Oncology (NASDAQ: POAI) operates through three segments (Skyline, Helomics and Soluble Biotech), which contain four subsidiaries: Helomics, TumorGenesis, Skyline Medical and Soluble Biotech.

Helomics applies artificial intelligence to its rich data gathered from patient tumors to both personalize cancer therapies for patients and drive the development of new targeted therapies in collaborations with pharmaceutical companies. TumorGenesis Inc. specializes in media that help cancer cells grow and retain their DNA/RNA and proteomic signatures, providing researchers with a tool to expand and study cancer cell types found in tumors of the blood and organ systems of all mammals, including humans. Skyline Medical markets its patented and FDA cleared STREAMWAY System, which automates the collection, measurement and disposal of waste fluid, including blood, irrigation fluid and others, within a medical facility, through both domestic and international divisions. Soluble Biotech is a provider of soluble and stable formulations for proteins including vaccines, antibodies, large and small proteins and protein complexes.

Forward-Looking Statements

Certain matters discussed in this release contain forward-looking statements. These forward-looking statements reflect our current expectations and projections about future events and are subject to substantial risks, uncertainties and assumptions about our operations and the investments we make. All statements, other than statements of historical facts, included in this press release regarding our strategy, future operations, future financial position, future revenue and financial performance, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “would,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Our actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors including, among other things, factors discussed under the heading “Risk Factors” in our filings with the SEC. Except as expressly required by law, the Company disclaims any intent or obligation to update these forward-looking statements.

Investor Relations Contact:

Hayden IR

James Carbonara

(646)-755-7412